UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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SMITH-MIDLAND CORPORATION
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SMITH-MIDLAND CORPORATION
5119 Catlett Road
Midland, Virginia 22728

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Wednesday, August 16, 2017

Dear Stockholders:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION (the “Company”), a Delaware corporation, to be held at Smith-Midland Corporation located at 5119 Catlett Road, Midland, Virginia 22728 on Wednesday, August 16, 2017 at 5:00 p.m. local time.  The annual meeting is being held for the following purposes:

1.	To elect five (5) members to the Board of Directors;

2.	To ratify the appointment of the accounting firm BDO USA, LLP as the Company’s Independent Registered Public Accountants for the current year ending December 31, 2017; and

3.	To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any and all adjournments thereof.

The Board of Directors has fixed the close of business on June 27, 2017 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

We hope that all stockholders will be able to attend the Annual Meeting in person.  In order to assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the Annual Meeting.  A prepaid postage envelope has been enclosed for your convenience.  If you attend the Annual Meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.

By Order of the Board of Directors

Rodney I. Smith
CEO/Chairman

Midland, Virginia
July 13, 2017

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting of Stockholders to be held on August 16, 2017. Pursuant to Securities and Exchange Commission rules we have elected to utilize the "full set delivery" option of providing paper copies of all of our proxy materials, including a proxy card, to our stockholders, as well as providing access to our proxy materials on a publicly assessable website. The Company's Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2016, are available on our corporate website and may be accessed at www.edocumentview.com/SMID.

SMITH-MIDLAND CORPORATION
5119 Catlett Road
Midland, Virginia  22728

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of SMITH-MIDLAND CORPORATION (the “Company”) for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, August 16, 2017, at 5:00 p.m. local time at Smith-Midland Corporation located at 5119 Catlett Road, Midland, Virginia 22728 and at any adjournment or adjournments thereof.

These proxy solicitation materials are first being mailed to stockholders of record on or about July 13, 2017, together with the Company’s Annual Report to Stockholders.

This proxy statement, form of proxy and the annual report are available at: http://www.edocumentview.com/SMID

Stockholders of record at the close of business on June 27, 2017 will be entitled to vote at the Annual Meeting or any adjournment thereof.  On or about the record date, 5,013,228 shares of the Company’s common stock, $.01 par value per share (“Common Stock”), were issued and outstanding.  The Company has no other outstanding voting securities.

Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Annual Meeting.  A quorum for the Annual Meeting is a majority of the shares outstanding.  Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present.  Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner and (2) the broker lacks discretionary authority to vote the shares. Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposal one is considered a non-routine matter and, therefore, brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers.

Abstentions or broker non-votes or failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote to ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the year ending December 31, 2017 will be required for approval.  An abstention will be counted as a vote against this proposal.

An Annual Report, containing the Company’s audited financial statements for the years ended December 31, 2016 and December 31, 2015, is being mailed to all Stockholders entitled to vote.

Execution of a proxy will not in any way affect a Stockholder’s right to attend the Annual Meeting and vote in person.  The proxy may be revoked at any time before it is exercised by written notice to the Company's Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the Annual Meeting and voting in person.  The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified therein.  Proxies that are signed and returned but do not include voting instructions shares will be voted in favor of the election of Directors of those persons named in this Proxy Statement and in favor of the proposal to ratify and approve the selection of BDO USA, LLP as the independent auditors for the Company for the year ending December 31, 2017.

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.  The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

Proposal No. 1

ELECTION OF DIRECTORS

Five Directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each Director of the Company is elected at the Company’s Annual Meeting of Stockholders and serves until his successor is elected and qualified.  Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then remaining in office. Officers are elected by and serve at the discretion of the Board of Directors.

Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below.  The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

The Board unanimously recommends that Stockholders vote FOR election of the five nominees for Director.

The following table sets forth certain information concerning each nominee for election as a Director of the Company:

Name	Age	Director Since	Position
Rodney I. Smith	78	1970	Chairman of the Board of Directors and Chief Executive Officer
Ashley B. Smith	54	1994	President and Director
Wesley A. Taylor	69	1994	Vice President of Administration and Director
G. E. Borst	76	2013	Director
Richard Gerhardt	50	2016	Director

Background

The following is a brief summary of the background of each nominee for Director of the Company:

Rodney I. Smith.  Chairman of the Board of Directors and Chief Executive Officer.  Rodney I. Smith co-founded the Company in 1960 and became its President and Chief Executive Officer in 1965.  He has served on the Board of Directors and has been its Chairman since 1970.  Mr. Smith is the principal developer and inventor of the Company’s proprietary and patented products.  He is the past President of the National Precast Concrete Association.  Mr. Smith has served on the Board of Trustees of Bridgewater College in Bridgewater, Virginia since 1986.  The Company believes that Mr. Smith’s extensive experience in the precast concrete products industry and his knowledge of the marketplace gives him the qualifications and skills necessary to serve in the capacity as the Chairman of the Board of Directors.

Ashley B. Smith.  President and Director.  Ashley B. Smith has served as President of the Company since 2014 and as a Director since 1994.  He was Vice President of the Company from 1990 to 2014. Mr. Smith holds a Bachelor of Science degree in Business Administration from Bridgewater College.  Mr. Ashley B. Smith is the son of Mr. Rodney I. Smith.  The Company believes that Mr. Smith’s education, experience in the precast concrete industry and business experience give him the qualifications and skills necessary to serve in the capacity as a director.

Wesley A. Taylor.  Vice President of Administration and Director.  Wesley A. Taylor has served as Vice President of Administration of the Company since 1989 and as a Director since 1994, and previously held positions as Controller and Director of Personnel and Administration.  Mr. Taylor holds a Bachelor of Arts degree from Northwestern State University.  The Company believes that Mr. Taylor’s education, business experience and his extensive experience in the precast concrete industry gives him the qualifications and skills necessary to serve in the capacity as a director.

G. E. Borst. Director. G.E. (Nick) Borst has served as a Director of the Company since 2013. Previously, Mr. Borst served as an advisory member of the Board of Directors of the Company since 2005. For more than the past five years, Mr. Borst has been engaged in the private practice of law, advising clients in corporate legal matters. Prior thereto, he served as a trial attorney with the federal government. Mr. Borst previously served as president of the Fauquier County Bar Association and as a three-year treasurer of the Fauquier County Chamber of Commerce. In private law practice, Mr. Borst advised clients on business organization and governance. Mr. Borst is also a co-founder and past president of Hospice of Fauquier County and is co-founder and long-time board member of Verdun Adventure Bound, an organization that provides experiential learning programs to over 2,000 young people a year. The Company believes that Mr. Borst's current and past business-related experience provides him with the knowledge and skills necessary to serve in the capacity as a director of the Company.

Richard Gerhardt. Director. Mr. Gerhardt has served as a director of the Company since May 2016. From 2003-2014, Mr. Gerhardt served in an escalating succession of positions for three global shipping and logistic companies: DHL Global Mail, ESI Global Logistic and MSI Worldwide. His eight years as President, Chief Operating Officer, and Shareholder of MSI Worldwide culminated in its acquisition by Belgian Post. Mr. Gerhardt currently is Chief Operating Officer of Old Dominion Spirits Corporation in Warrenton, VA, and is serving his first term as a Fauquier County, VA Supervisor for the Cedar Run Magisterial District. Mr. Gerhardt presently serves on the boards of Path Foundation (Formally Fauquier Health Foundation), Virginia Gold Cup Association and Fauquier Free Clinic. Mr. Gerhardt holds a Bachelor of Arts in Business Administration with a minor in Economics from Washington College in Chestertown, MD. The Company believes that Mr.Gerhardt's experience in business operations, management, strategic planning and leadership provides him with the knowledge and skills necessary to serve in the capacity as a director of the Company.

GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS AND OFFICERS

Director Independence

Currently G.E. Borst and Richard Gerhardt are the only independent directors of the Company as determined under the NASDAQ Marketplace Rules.  The other Directors are not considered independent in view of their positions as executive officers of the Company.

Meetings and Committees of the Board of Directors

The Board of Directors does not have standing Compensation, Nominating or Audit Committees or any committees performing similar functions at the current time. Until Mr. Gerhardt's addition to the Board on May 25, 2016, the Company's Board only included one independent member as an independent director. The Company intends to establish both a Compensation and an Audit Committee by the end of 2017.

Currently, compensation of executive officers, board advisers and directors of the Company, including, but not limited to, the grant of restricted stock pursuant to the 2016 Stock Incentive Plan or other plan which may be established, is decided by the Board of Directors as a whole. The Company does not have a formal Compensation Committee Charter.

The Company believes that a standing Nominating Committee is not necessary or cost efficient for a company its size.  All directors participate in the consideration of director nominees.  The Company does not have a formal Nominating Committee Charter.  While the Board of Directors has received a small number of stockholder recommendations for consideration of director candidates, it has not received a sufficient amount to warrant the adoption of a formal policy in that regard, although it may consider doing so in the future. It is the Board’s intent to consider any stockholder nominees that may be put forth.  The Board has not identified any specific minimum qualifications or skills that it believes must be met by a nominee for director.  It is the intent of the Board to review from time to time the appropriate skills and characteristics of directors in the context of the current make-up of the Board and the requirements and needs of the Company at a given time.

In selecting nominees for the Board, the Company considers the diversity of each candidate in regards to the anticipated needs of the Company as a whole so as to leverage the experience and education of each director in achieving the goals of the Company.

The Board of Directors met formally three times during 2016 and met informally on a number of occasions, voting on corporate actions, in some cases, by written consent.  All of the Company’s current directors attended all of the meetings of the Board of Directors in person, except for Richard Gerhardt who was elected after the first Board of Directors meeting in 2016.

With the exception of Rodney I. Smith and Ashley B. Smith, who are father and son, respectively, no Director or executive officer of the Company is related by blood, marriage, or adoption to any of the Company’s other Directors or executive officers. There are no related-party transactions required to be disclosed pursuant to Item 404 of Regulation S-K.

Audit Committee

The Company currently does not have a standing Audit Committee, the entire Board of Directors has functioned as the Audit Committee. The Company also does not have an Audit Committee Charter. With the addition of a second independent director (Mr. Gerhardt) in May 2016, the Company now intends to form an Audit Committee. The Board of Directors oversees all accounting and financial reporting processes and the audit of the Company’s financial statements. The Board is responsible for overseeing the quality and integrity of the Company’s financial statements and the qualifications, independence, selection and performance of the Company’s independent registered public accounting firm. The Board of Directors has determined that the Board does not currently have a person serving on it who qualifies as a Financial Expert as defined by the rules of the Securities and Exchange Commission. The Board of Directors does not believe that the addition of such an expert would add anything meaningful to the Company at this time given that its members have the sufficient knowledge and experience to fulfill the duties and obligations that an Audit Committee would have.

The Board of Directors has recommended that the audited financial statements for fiscal year ended December 31, 2016 be included in the Company’s Annual Report on Form 10-K for the fiscal year then ended.

Leadership Structure

We believe that the Company is better served by the combined Chairman/CEO type of leadership.  By having a strong single leader, a company of our size can adapt to market changes faster with fewer levels of decision makers.  It provides a cohesive vision and strategy for the Company and strong execution ability.  This type of leadership model helps assure a clear and direct line of communication to the Board of any risks, challenges or other key management issues and opportunities.

Risk Oversight

It is the responsibility of the Board to oversee the assets of the Company and to ensure that appropriate controls are in place to minimize risks associated with such assets.  While the Board is tasked with the responsibility to detect potential high level risks, management is tasked with managing risk on a daily basis.  Where possible, management, in conjunction with the Board, has defined high level risk controls to help mitigate the most significant risks to the Company.

Code of Ethics

Our Board of Directors has adopted a Professional Code of Ethics as well as a Finance Code of Professional Conduct. The Professional Code of Ethics covers all employees of the Company and describes the policies and procedures for their ethical conduct. The Finance Code of Professional Conduct covers conduct in the practice of financial management and specifically relates to the Chief Executive Officer, the Chief Financial Officer, Accounting Manager and other associates of the finance organization.

Communications Between Stockholders and the Board of Directors

Stockholders and other interested parties wishing to communicate with members of the Board of Directors should send a letter to the Secretary of the Company with instructions as to which director(s) is to receive the communication.  The Secretary will forward the written communication to each member of the Board of Directors identified by the stockholder or, if no individual director is identified, to all members of the Board of Directors.

Director Attendance at Annual Meeting

The Company has not in the past required members of the Board of Directors to attend each annual meeting of the stockholders because the formal meetings have been attended by very few stockholders, and have generally been brief and procedural in nature.  All of the Company’s current directors, however, attended the 2016 Annual Meeting of stockholders except for Mr. Gerhardt. The Board will continue to monitor stockholder interest and attendance at future meetings and re-evaluate this policy as appropriate.

Director Compensation

All Directors, whether employee or non-employee, receive $1,000 per meeting attended as compensation for their services as Directors and are reimbursed for expenses incurred in connection with the performance of their duties.   For the twelve months ended December 31, 2016, total cash payments made to all Directors were $15,000.
.

Director Compensation Table for 2016

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation	Non- Qualified Deferred Compen- sation Earnings	All Other Compen-sation	Total ($)
Rodney I. Smith	3,000	—	—	—	—	—	3,000	(1)
Ashley B. Smith	3,000	9,900	—	—	—	—	12,900	(1)
Wesley A. Taylor	3,000	—	—	—	—	—	3,000
G.E. Borst	3,000	9,900	—	—	—	—	12,900
Richard Gerhardt	2,000	9,900					11,900

(1)	Reflected in Summary Compensation Table above.

(2)    Mr. Ashley B. Smith, Mr. G. E. "Nick" Borst and Mr. Richard Gerhardt each received 2,000 shares of restricted stock granted pursuant to the Company's 2016 Equity Incentive Plan for additional compensation as directors.

Executive Officers

The executive officers of the Company are:

		Director or Executive
Name	Age	Officer Since	Position
Rodney I. Smith	78	1970	Chief Executive Officer and Chairman of the Board of Directors

Ashley B. Smith	54	1994	President and Director

Wesley A. Taylor	69	1994	Vice President of Administration and Director

William A. Kenter	71	2008	Chief Financial Officer, Secretary and Treasurer

William A. Kenter.  Chief Financial Officer.  Mr. Kenter has served as Chief Financial Officer of the Company since September 2008.  Prior to joining the Company, Mr. Kenter was Controller for the Mount Vernon Printing division of Consolidated Graphics, Inc., a commercial printing company, from September 2007 to September 2008.  Mr. Kenter served as President and CEO of PenGraphix Printing Solutions, a commercial printing company, from January 2000 to August 2007.

For the biographies of Messrs. Rodney I. Smith, Ashley B. Smith, and Wesley A. Taylor, please see “Proposal No. 1—Election of Directors”.

Proposal No. 2

PROPOSAL TO RATIFY AND APPROVE THE SELECTION OF BDO USA, LLP
AS THE INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDING
December 31, 2017

The Company has selected BDO USA, LLP to serve as its independent registered public accounting firm for the year ending December 31, 2017.

The Board unanimously recommends that Stockholders vote FOR the ratification of the selection of BDO USA, LLP as the independent auditors for the Company for the year ending December 31, 2017.

The Company does not currently have an Audit Committee, and accordingly, the following Audit Committee Report is being given by the entire Board of Directors.

AUDIT COMMITTEE REPORT
The Board of Directors, in fulfilling its role as the Audit Committee, is responsible for overseeing the integrity of the Company’s financial statements, the qualifications, independence, selection and compensation of the Company’s registered independent public accounting firm, and the internal control functions as they relate to the the preparation of the financial statements. Our Company currently does not have an Audit Committee Charter.
Management is responsible for the preparation, presentation and correctness of the Company’s financial statements, internal controls over financial reporting and procedures designed to assure compliance with generally accepted accounting procedures. The Company’s independent registered public accounting firm, BDO USA, LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon.
Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed with management and BDO USA, LLP, the Company’s independent registered public accountants, the Company’s audited financial statements as of and for the year ended December 31, 2016. The Audit Committee also discussed with BDO USA, LLP the matters required to be discussed by Statement on Auditing Standards No. 61 “Communications with Audit Committee”, as amended (AICPA, Professional Standards, Vol. 1 AU, Section 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T. The Audit Committee has received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with BDO USA, LLP its independence. The Audit Committee has also discussed the compatibility of the provision of non-audit services with the independent auditor’s independence.
Management has also represented to the Audit Committee that it has completed an assessment of the effectiveness of the Company’s internal control over financial reporting, and the Audit Committee has reviewed and discussed with management and BDO USA, LLP the scope and results of their respective assessments of the Company’s internal control over financial reporting.
Based on the reports and discussions described in this report, the Audit Committee recommended that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the Securities and Exchange Commission.

The Board of Directors in its role as
The Audit Committee
Rodney I. Smith
Ashley B. Smith
Wesley A. Taylor
G.E. Borst
Richard Gerhardt

AUDIT AND RELATED FEES

The aggregate fees billed for each of the two most recent fiscal years for professional services rendered by BDO USA, LLP, the principal accountant for the audit of the Company, for assurance and related services related to the audit; for tax compliance, tax advice, and tax planning; and for all other audited-related fees are shown in the table below.

Audit Fees. Fees charged as audit fees are for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Tax Fees. Tax fees are for professional services rendered by BDO USA, LLP for tax compliance, tax advice, and tax planning.

Audit-Related Fees. Fees paid to BDO USA, LLP for the audit of the Company's 401(k) benefit plan.

	2016	2015
Audit Fees	$123,045	$140,440
Tax Fees	—	25,802
Audit-Related Fees	10,150	9,500
Total Fees	$133,195	$175,742

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth, as of July 13, 2017, certain information concerning ownership of the Company’s Common Stock by (i) each person known by the Company, based solely on filings with the Securities and Exchange Commission, to own of record or be the beneficial owner of more than five percent (5%) of the Company’s Common Stock, (ii) named executive officers and Directors, and (iii) all Directors, and executive officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

	Number of Shares Beneficially Owned	Percentage of
Name and Address of Beneficial Owner (1)	(2)	Class

Rodney I. Smith (1)(3)(4)(5)	775,398	15.4%

Ashley B. Smith (1)(3)(4)(6)	171,767	3.4%

Wesley A. Taylor (1)(7)	28,667	*

G.E. Nick Borst (8)	83,000	1.7%
	.
Richard Gerhardt (9)	2,000	*

William A. Kenter (1)(10)	15,000	*

Henry Partners, L. P. (11)	461,000	9.2%

Wax Asset Management, LLC (12)	814,601	16.3%

All directors and executive officers as a group (6 persons)(13)	1,075,832	21.1%

(1)     The address for each of Messrs. Rodney I. Smith, Ashley B. Smith, Wesley A. Taylor and William A. Kenter is c/o Smith-Midland Corporation, 5119 Catlett Road, Midland, Virginia 22728.

(2)     Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)     Ashley B. Smith is the son of Rodney I. Smith.  Each of Rodney I. Smith and Ashley B. Smith disclaims beneficial ownership of the other’s shares of Common Stock.

(4)     Does not include options to purchase 11,000 shares held by Matthew Smith and Roderick Smith and an aggregate of 86,489 shares of Common Stock held by Matthew Smith and Roderick Smith.  Matthew Smith and Roderick Smith are sons of Rodney I. Smith, and brothers of Ashley B. Smith.  Also, does not include shares held by Merry Robin Bachetti, sister of Rodney I. Smith and aunt of Ashley B. Smith, for which each of Rodney I. Smith and Ashley B. Smith disclaims beneficial ownership.

(5)     Includes 20,000 shares of Common Stock held by Hazel Bowling, former wife of Rodney I. Smith, and mother of Mr. Smith’s children. Mr. Smith disclaims beneficial ownership of the shares held by Hazel Bowling.  Includes 42,000 restricted shares granted pursuant to the Company's 2016 Equity Incentive Plan, which shares vest ratably, on an annual basis, over a three year period.

(6)     Includes 32,000 restricted shares granted pursuant to the Company's 2016 Equity Incentive Plan, which shares vest ratably, on an annual basis, over a three year period.

(7) Includes 17,000 restricted shares granted pursuant to the Company's 2016 Equity Incentive Plan, which shares vest ratably, on an annual basis, over a three year period.

(8) Address of holder is P.O. Box 351, Ophelia, VA 22530. Includes 2,000 restricted shares granted pursuant to the Company's 2016 Equity Incentive Plan, which shares vest ratably, on an annual basis, over a three year vesting period.

(9) Address of holder is 8305 Old Dumfries Road, Catlett, VA 20119. Includes 2,000 restricted shares granted pursuant to the Company's 2016 Equity Incentive Plan, which shares vest ratably, on an annual basis, over a three year vesting period.

(10) Includes 15,000 restricted shares granted in January 2017 pursuant to the Company's 2016 Equity Incentive Plan, which shares vested in full immediately on the grant date pursuant to the 2016 Equity Incentive Plan.

(11)  Henry Investment Trust, L.P. is the sole general partner of each of Henry Partners, L.P. and Matthew Partners, L.P. and may be deemed to beneficially own 267,200 shares held by Henry Partners, L.P. and 193,800 shares held by Matthew Partners, L.P. Address of holder is 255 South 17th Street, Suite 2608, Philadelphia, PA 19103.

(12) Address of holder is 45 Prospect Street, Greenwich, CT 06830.

(13) Includes 110,000 restricted shares for all directors and executive officers as a group.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	35,333	1.69	—
Equity compensation plans not approved by security holders	—	—	223,000
Total	35,333	1.69	223,000

Compensation of Executive Officers

The following table sets forth the compensation paid by the Company for services rendered for 2016 and 2015 to the principal executive officer and the Company’s two most highly compensated executive officers other than the principal executive officer (the “named executive officers”) as of the end of 2016:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Comp- sation ($)	Non-Qualified Deferred Compensation Earning ($)	All Other Compen- sation ($)	Total ($)
Rodney I. Smith	2016	108,788	4,375					102,000	215,163
Chief Executive Officer	2015	119,731	—					102,000	221,731
and Chairman of the
Board (3)

Ashley B. Smith	2016	192,423	3,385	158,400				3,000	357,208
President (4)	2015	169,258	—					3,000	172,258

William A. Kenter	2016	112,357	2,300					—	114,657
Chief Financial Officer (5)	2015	114,987	—					—	114,987

(1)  Represents salaries paid in 2016 and 2015 for services provided by each named executive officer serving in the capacity listed.

(2)  Represents amounts paid for annual performance-based bonus related to operations for the prior year.

(3)  Mr. Rodney Smith was paid $99,000 in each of 2016 and 2015, which is included in the column titled “All Other Compensation”, for royalty payments due under his employment contract with the Company, which is more fully described in the following section titled “Employment Contracts and Termination of Employment and Change in Control Arrangements”.  In addition, Mr. Rodney Smith received director’s compensation in the amount of $3,000 for the years 2016 and 2015. Does not include 42,000 restricted shares granted to Mr. Smith in January 2017, vesting ratably, on an annual basis, over a three year vesting period.

(4)  Mr. Ashley Smith received director’s compensation in the amount of $3,000 for each of the years 2016 and 2015. Mr. Ashley Smith was granted 32,000 shares of restricted common stock on December 14, 2016, pursuant to the Company's 2016 Equity Incentive Plan. There grants vest ratably, on an annual basis, over a three year vesting period. The value of the common stock shares at the grant date was $158,400.

(5) Does not include 15,000 restricted shares granted in January 2017 pursuant to the Company's 2016 Equity Incentive Plan, which shares vested in full immediately on the grant date.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information for the named executive officers regarding any common share purchase options, stock awards or equity incentive plan awards that were outstanding as of December 31, 2016.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisa-ble	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)(1)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Rodney I. Smith	20,000	—	2.15	5/21/2017	—	—	—	—
TOTAL	20,000	—			—	—	—	—
Ashley B. Smith	—	—	—	—	32,000	158,400	—	—
TOTAL	—	—			32,000	158,400	—	—
TOTAL	20,000	—			32,000	158,400	—	—

All stock options vest on a prorated basis annually over three years from the date of grant and the options expire ten years from the date of grant.

(1) Restricted shares granted on December 14, 2016, which vest, ratably, on an annual basis, over three years from the date of grant on each of December 14, 2017, December 14, 2018 and December 14, 2019.

Employment Contracts and Termination of Employment and Change in Control Arrangements.

The Company entered into a four-year Employment Agreement with Rodney I. Smith, its current Chairman of the Board and Chief Executive Officer, effective as of September 30, 2002.  The term of employment automatically renews commencing on the date one year after the effective date, and on an annual basis thereafter, for an additional one year, unless earlier terminated or not renewed as provided for therein.  The agreement provides for an annual base salary of $99,000 (“Base Salary”), which will be reviewed at least annually and adjusted from time to time at the determination of the Board of Directors.  It also provides for an annual royalty fee of $99,000 payable as consideration for Mr. Smith’s assignment to the Company of all of his rights, title and interest in and to the Patents (as defined in the agreement).  Payment of the royalty continues only for as long as the Company is using the inventions underlying the Patents.  Mr. Smith is also entitled to performance-based bonus as determined by the Board each calendar year.

Mr. Smith’s employment agreement provides further that if Mr. Smith (i) voluntarily leaves the employ of the Company within six months of his becoming aware of a Change of Control (as defined in the agreement) of the Company, then he shall be entitled to receive a lump sum amount equal to three times the five-year average of his combined total annual compensation, which includes the Base Salary and bonus, less one dollar ($1.00), and certain other unpaid accrued amounts as of the date of his termination, or (ii) is terminated by the Company without Cause (as defined in the agreement) or leaves the Company with Good Reason (as defined in the agreement), Mr. Smith shall be entitled to a lump sum payment equal to three times the combined Base Salary and bonus paid during the immediately preceding calendar year, and such other unpaid accrued amounts. In any of such cases, the Company will provide Mr. Smith with certain Company fringe benefits for two years, subject to certain conditions as provided for in the agreement, and all of Mr. Smith’s unvested options to purchase Company stock shall become fully vested and exercisable on the date of termination. Mr. Smith will be entitled to exercise all such options for three years from the date of termination. The Company will have no further obligations to Mr. Smith, other than with respect to the payment of royalties.

In the event Mr. Smith’s employment by the Company is terminated as a result of Mr. Smith’s (i) death, his estate shall be entitled to a lump sum payment of one times the combined Base Salary and bonus, and certain other accrued and unpaid amounts, or (ii) disability, Mr. Smith shall be entitled to Base Salary and bonus for a period of one year commencing with the date of termination, and all other unpaid accrued amounts.

In the event Mr. Smith’s employment is terminated for cause or Mr. Smith voluntarily leaves the employ of the Company for no reason, Mr. Smith shall be entitled to accrued but unpaid Base Salary and Bonus up to the date of termination, and all other unpaid amounts.

The employment agreement also contains non-competition and non-solicitation covenants for one year following Mr. Smith’s termination of employment for any reason.

On December 31, 2008, the board of directors approved an amendment to the Employment Agreement to include changes required to be in compliance with Section 409A of the Internal Revenue Code, nonqualified deferred compensation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) (“Section 16(a)”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and Directors and persons who beneficially own more than ten percent (10%) of the Company’s Common Stock to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 with the Securities and Exchange Commission (the “Commission”) and any national securities exchange on which the Corporation’s securities are registered.

Based solely on a review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners were satisfied during 2016, except for one Form 4 (reporting one option exercise transaction) filed late by Rodney I. Smith and a Form 3 filed late by Richard Gerhardt.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP acted as our independent registered public accounting firm for the fiscal year ended December 31, 2016.  A representative of BDO USA, LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

VOTING AT MEETING

The Board of Directors has fixed June 27, 2017 as the record date for the determination of Stockholders entitled to vote at this Annual Meeting. On or about that date, 5,013,228 shares of Common Stock were outstanding and entitled to vote.

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners.

REVOCATION OF PROXY

Subject to the terms and conditions set forth herein, all proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the Annual Meeting, the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

Pursuant to SEC Rule 14a-8, in order to be included in proxy material for next year’s annual meeting, Stockholders’ proposed resolutions must be received by the Company no later than March 15, 2018.  In addition, the by-laws of the Company require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders.  The required notice must be delivered to the Secretary of the Company at our principal offices not less than 60 days and not more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders.  These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

Pursuant to our by-laws, if notice of any stockholder proposal is received earlier than May 17, 2018 or after June 16, 2018, then the notice will be considered untimely and we are not required to present such proposal at the Annual Meeting to be held in 2018.  If the Board of Directors chooses to present a proposal submitted after June 16, 2018 at next year’s Annual Meeting, then the persons named in proxies solicited by the Board of Directors for such Annual Meeting may exercise discretionary voting power with respect to such proposal.

HOUSEHOLDING OF PROXY MATERIAL

Some banks, brokers and other nominee record holders may have been sent to multiple stockholders in your household. If you would like to obtain another copy of the proxy statement, proxy card or annual report to stockholders, please contact by mail Secretary, Smith-Midland Corporation, 5119 Catlett Road, Midland, Virginia 22728. If you want to receive separate copies of our proxy statements, proxy card and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

ANNUAL REPORT ON FORM 10-K

An Annual Report on Form 10-K as filed with the SEC for the year ended December 31, 2016, containing financial and other information about the Company, is being mailed to all stockholders of record as of the Record Date, at the Company's cost.

MISCELLANEOUS

The management does not know of any other matter that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

By Order of the Board of Directors:

/s/ Rodney I. Smith

Rodney I. Smith
Chairman and Chief Executive Officer
Midland, Virginia

July 13, 2017

THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

SMITH-MIDLAND
EXCELLENCE IN PRECAST CONCRETE

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IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on August 16, 2017.

Vote by Internet

- Go to **www.envisionreports.com/SMID**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Rodney I. Smith	☐	☐	02 - Ashley B. Smith	☐	☐	03 - Wesley A. Taylor	☐	☐
04 - G.E. (Nick) Borst	☐	☐	05 - Richard Gerhardt	☐	☐			

3. In their discretion to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by this proxy will be voted for and in favor of the items set forth above unless a contrary specification is made.

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

SMITH-MIDLAND
EXCELLENCE IN PRECAST CONCRETE

Proxy — SMITH-MIDLAND CORPORATION

PROXY FOR ANNUAL MEETING

TO BE HELD ON WEDNESDAY, AUGUST 16, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Rodney I. Smith and Wesley A. Taylor, or either of them, as attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION, to be held at Smith-Midland Corporation, 5119 Catlett Rd., Midland, VA 22728, on Wednesday, August 16, 2017 at 5:00 PM Eastern Time, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company upon and with respect to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs the said Rodney I. Smith and Wesley A. Taylor to vote in accordance with their judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.

If no direction is made, this Proxy will be voted FOR election of Directors and FOR Proposal 2.

Please mark, date, sign and return the proxy card promptly using the enclosed envelope.